Exhibit 10.21

SECOND MODIFICATION OF AMENDED AND RESTATED

REVOLVING LINE OF CREDIT LOAN AGREEMENT,,TERM LOANS

AGREEMENT AND SECURITY AGREEMENT

THIS SECOND MODIFICATION OF AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT (“Second Modification”) is entered into effective as of the 23 day of May, 2002, by and between On-Site Sourcing, Inc. (“Borrower”), a Delaware corporation, with its principal office at 1111 North Nineteenth Street, 6th Floor, Arlington, Virginia 22209, and Wachovia Bank, National Association, successor-in-interest to First Union National Bank, a national banking association (the “Lender”), with an address of 1970 Chain Bridge Road, McLean, Virginia 22102.

RECITALS:

R-l.          Lender made a loan in the form of a revolving line of credit (“Line of Credit”) to Borrower, currently in the maximum principal sum of Seven Million and 00/100 Dollars ($7,000,000.00), evidenced by an Amended and Restated Revolving Note, dated as of May 30, 2001 (the “Revolving Note”). The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of July 2, 2001 (as so modified, the “Loan Agreement”).

R-2.         The Loan Agreement also governs and secures (1) that certain term loan to Borrower and North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), as evidenced by that certain Commercial Note executed by Borrower and North Henry dated as of November 15, 2000; (2) that certain term loan to Borrower in the original principal amount of One Million One Hundred Twenty Five Thousand and 00/100 Dollars ($1,125,000.00), as evidenced by that certain Term Note dated June 12, 2000; and (3) that certain term loan to Borrower in the original principal amount of One Million, Seven Hundred Eighty Thousand, Three Hundred and 00/100 Dollars ($1,780,300.00), as evidenced by that certain Term Note, dated July 2, 2001.

R-3.         Contemporaneous herewith, Borrower and the Lender have modified the Revolving Note pursuant to a First Modification of Amended and Restated Revolving Note to extend the maturity date to May 31, 2003, reduce the amount of the LIBOR-based interest rate option available to Borrower and for certain other purposes.

R-4.         As a condition and to induce Lender to extend the maturity date of the Line of Credit, Borrower and Lender have agreed to further modify the Loan Agreement to (a) extend the “Ending Date” as defined in the Loan Agreement to May 31, 2003, (b) to revise certain of the requirements for an Account to qualify as “Eligible” for purposes of advancing loan proceeds on the Line of Credit, (c) to establish the requirements for allowing loan advances against unbilled accounts, and for certain other purposes.  Capitalized terms not otherwise defined herein shall have the meanings as set forth for such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                          To induce the Lender to enter into this Second Modification, the Borrower warrants and represents to the Lender that:

a.                                       The Borrower’s books and records properly reflect the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

b.                                    No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

c.                                       The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

d.                                      Borrower has the power and authority to enter into this Second Modification, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents; and

e.                                       This Second Modification, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

f.                                         The Borrower’s obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Second Modification and other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

2.                                        Paragraph 2 under the definition of “Eligible” as set forth in the Loan Agreement is hereby deleted in its entirety and restated as follows:

“in the case of a Commercial Account or a Government Account, less than one hundred and twenty-one (121) days have passed from the original billing date;”

3.                                        Paragraph 1 under the definition of “Eligible” as set forth in the Loan Agreement is hereby deleted in its entirety and restated as follows:

“the Account has been Billed or is an Unbilled Account”

4.             The following new definition is hereby added to the Loan Agreement:

“Unbilled Account” means a Commercial Account or Government Account which, although it has not been Billed, (a) satisfies all of the other criteria of being an Eligible Account as set forth in the definition of “Eligible” in this Agreement, and (b) such Account shall be Billed within seven (7) days of the end of the calendar month within which the work was performed or service provided by Borrower creating the Account.”

5.                                        Paragraph 3.2. b. of the Loan Agreement entitled “Borrowing Base Certificate” is deleted in its entirety and restated as follows:

“b.            Borrowing Base Certificate. The Lender shall have received a Borrowing Base Certificate, executed by a duly authorized officer of the Borrower with supporting updated schedules attached thereto, including without limitation, (a) an accounts receivable aging schedule in intervals of not more than thirty (30) days with all supporting attachments and (b) a schedule itemizing the amount and account debtor for each Eligible Unbilled Account against which Advances have been made or are requested to be made on the Revolving Loan, along with a certification by an authorized officer of Borrower that each Eligible Unbilled Account which was included in the Borrowing Base Certificate submitted by Borrower in the immediately preceding month, against which Advances were made on the Revolving Loan, was Billed within seven (7) days of the end of said month.”

6.                                        Paragraph 6.11. e. of the Loan Agreement entitled “Borrowing Base Certificates” is hereby deleted in its entirety and restated as follows:

“e.            Borrowing Base Certificates. On or before the twentieth day of each month, Borrower shall submit a fully completed Borrowing Base Certificate, dated as of the first day of the month in which the statement is being provided and stating the Borrowing Base as of the last day of the preceding month. At Lender’s request, the Borrower shall furnish to the Lender such schedules, certificates, lists, records, reports, information and documents to enable the Lender to verify the Borrowing Base.”

7.                             Paragraph 6.11. f. of the Loan Agreement entitled “Monthly Reports” is hereby deleted in its entirety and restated as follows:

“f.             Monthly Accounts Receivable Aging Reports. On or before the twentieth day of each month, Borrower shall deliver to the Lender, an accounts receivable aging schedule, with all supporting schedules and attachments, dated as of the first day of the calendar month in which the schedule and attachments are being provided, setting forth, among other things, the aging and amount owing and identity of the account debtor for each account receivable as of the end of the immediately preceding calendar month, said schedule and the attachments thereto to be in form and substance satisfactory to Lender.  For example, on or before June 20, the Borrower shall deliver to the Lender an accounts receivable aging schedule dated June 1, which is current and updated through May 31st. Borrower shall also deliver on or before the twentieth day of each calendar month a schedule itemizing the amount and account debtor for each Eligible Unbilled Account against which Advances have been or are requested to be made on the Revolving Loan, along with a certification by an authorized officer of Borrower that each Eligible Unbilled Account which was included in the Borrowing Base Certificate submitted by Borrower for the immediately preceding month, against which Advances were made on the Revolving Loan, was Billed within seven (7) days of the end of said month. In the event that Borrower fails to provide such certification or should such Unbilled Accounts for which an Advance is made not be Billed within seven (7) days of the end of each month, then such Unbilled Accounts shall not qualify as being Eligible for Advances under this Agreement. Borrower shall, to the satisfaction of Lender, reconcile all accounts receivable aging reports to Borrower’s general ledger.”

8.                                      In consideration of Lender’s agreement to this Second Modification, Borrower promises to pay to Lender, on demand, a loan fee of Seventeen Thousand, Five Hundred and 00/100 Dollars ($17,500.00). In addition, Borrower promises to pay, on demand, all costs (including attorneys fees) incurred by the Lender for the preparation of this Second Modification, any additional documents connected therewith, and any other expenses incurred by Lender in relation to this Second Modification.

9.                                      The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees, costs and expenses listed in this Second Modification, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

10.                                ARBITRATION: PROVISIONS IN THE LOAN AGREEMENT REGARDING ARBITRATION ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

11.                                Except as modified by this Second Modification, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

12.                                In consideration of Lender’s agreement to this Second Modification, Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Second Modification arising out of or relating to the Loan Agreement, as amended by this Second Modification,

IN WITNESS WHEREOF, the parties have executed this Second Modification as of the date and year first written above.

ON-SITE SOURCING, INC., a Delaware corporation

By:	/s/ Jason Parikh	(SEAL)
Name:	Jason Parikh
Title:	CFO

WACHOVIA BANK, NATIONAL ASSOCIATION, successor-in-interest to First Union National Bank

By:	/s/ Monica Sevilla	(SEAL)
Name:	Monica Sevilla
Title:	Vice President

COMMONWEALTH OF VIRGINIA
COUNTY OF Arlington:  to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that Jason Parikh as CFO of On-Site Sourcing, Inc., whose name is signed to the foregoing Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 22nd day of May, 2002.

/s/ A. Touloumes-Britt
Notary Public
My Commission expires	6/30/05

COMMONWEALTH OF VIRGINIA
COUNTY OF Fairfax: to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that [ILLEGIBLE] as Vice President of Wachovia Bank, National Association, successor-in-interest to First Union National Bank, whose name is signed to the foregoing Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 23rd day of May, 2002.

/s/ Jeanne M. McKee
Notary Public
My Commission expires	August 31, 2004

(CONSENT AND ACKNOWLEDGMENT ON FOLLOWING PAGES)

CONSENT OF NORTH HENRY STREET REALTY COMPANY, LLC TO SECOND MODIFICATION TO AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT AND RELATED DOCUMENTS

North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), the grantor under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of November 15, 2000 (the “Deed of Trust”), provided for the original benefit of First Union National Bank, predecessor in interest to Wachovia Bank, National Association (“Wachovia”), to secure, among other things, that Commercial Note executed and made payable by On-Site Sourcing, Inc., a Delaware corporation and North Henry to First Union in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), does hereby acknowledge, consent and agree to the annexed Second Modification to Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement (the “Second Modification”), and all documents executed in connection with the Second Modification, including without limitation, that certain First Modification to Amended and Restated Note of even date herewith.  North Henry represents, warrants and agrees that North Henry has no offsets or defenses to the Deed of Trust, Amended and Restated Revolving Line of Credit Loan Agreement as modified by the Second Modification, or any other document or agreement to which North Henry is bound or which is for the benefit of Wachovia.

NORTH HENRY STREET REALTY COMPANY, LLC, a Delaware limited liability company, by ON- SITE SOURCING, INC., a Delaware corporation, as its sole manager and sole member

By:	/s/ Jason Parikh	(SEAL)
Name:	Jason Parikh
Title:	CFO

COMMONWEALTH OF VIRGINIA
COUNTY OF Arlington: to wit:

I, the undersigned Notary Public in and for the aforesaid jurisdiction, do hereby certify that Jason Parikh as CFO of On-Site Sourcing, Inc., a Delaware corporation, as the sole manager and member of North Henry Street Realty Company, LLC, a Delaware limited liability company, whose name is signed to the foregoing Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 22nd day of May, 2002.

A. Touloumes-Britt
Notary Public
My Commission expires	6/5/05